UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2020

  `

Lightstone Value Plus Real Estate Investment Trust V, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1,

Lakewood, New Jersey 08701

(Address of principal executive offices)

(Zip Code)

(732) 367-0129

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 26, 2020, Lightstone Value Plus Real Estate Investment Trust V, Inc. (the “Company”) filed a Current Report on Form 8-K to disclose the Company’s acquisition of the Autumn Breeze Apartments.

The Current Report on Form 8-K filed on March 26, 2020 was filed without the requisite financial information regarding Autumn Breeze Apartments. Accordingly, we are filing this Amendment to the Current Report on Form 8-K to include such information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Real Estate Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Independent Auditors’ Report

Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2019

Notes to the Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2019

(b)	Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Lightstone Value Plus Real Estate Investment Trust V, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2019

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2019

Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC.

Date: May 29, 2020	By:	/s/ Seth Molod
Seth Molod
Chief Financial Officer and Treasurer

PASSCO AUTUMN BREEZE DST

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2019

PASSCO AUTUMN BREEZE DST

For the Year Ended December 31, 2019

TABLE OF CONTENTS

Page
Number

Independent Auditors’ Report	1 - 2

Statement of Revenues and Certain Operating Expenses	3

Notes to the Statement of Revenues and Certain Operating Expenses	4 - 5

INDEPENDENT AUDITORS’ REPORT

To the Shareholders

Passco Autumn Breeze DST

Irvine, California

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of Passco Autumn Breeze DST (the Trust) for the year ended December 31, 2019, and the related notes (the “Historical Summary”).

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Trust’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Ronald Blue & Co.

CPAs and Consultants, LLP

1551 North Tustin Avenue Suite 1000

Santa Ana, CA 92705

phone 714.543.0500

fax 714.543.1567	RONBLUECPA.COM

1

Opinion

In our opinion, the Historical Summary referred to above present fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Passco Autumn Breeze DST for the year ended December 31, 2019, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Lightstone Value Plus Real Estate Investment Trust V, Inc.) and is not intended to be a complete presentation of Passco Autumn Breeze DST revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ronald Blue & Co. CPAs and Consultants, LLP

Santa Ana, California
May 18, 2020

2

PASSCO AUTUMN BREEZE DST

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2019

Revenues

Apartment rental income	$3,226,487
Tenant reimbursement income	438,058
Other property revenue	161,414

Total revenues	3,825,959

Certain operating expenses
Rental property operating	1,830,623

Total certain operating expenses	1,830,623

Revenues in excess of certain operating expenses	$1,995,336

See accompanying notes to the statement of revenues and certain operating expenses.

3

PASSCO AUTUMN BREEZE DST

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2019

Note 1 – Organization

On March 17, 2020, Madison EAT, LLC as qualified intermediary FBO LVP BH Autumn Breeze, LLC, a wholly owned subsidiary of Lightstone Value Plus Real Estate Investment Trust V, Inc., (the “registrant”) acquired fee simple interest in a multifamily apartment complex known as Autumn Breeze Apartments (the “Property”). The Property was acquired from an unrelated third party for $43,000,000, excluding closing costs. The Property is a luxury residential apartment complex located in Noblesville, Indiana with 280 units and built in 2009.

Note 2 – Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared by management for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”) for inclusion in a Current Report on Form 8- K/A of the Registrant, and with the provisions of SEC Rule 3-14 of Regulation S-X, which require certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property subsequent to its acquisition by the Registrant. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the financial statements are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist primarily of interest expense, depreciation and amortization expense, and the amortization of above or below market leases recorded in conjunction with the original purchase price accounting.

Note 3 – Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments at the Property are leased under operating leases with terms of generally one year or less. Rental income attributable to residential leases is recorded when due from residents and recognized monthly as it was earned.

Expense Recognition

Property operating expenses represent the direct expenses of operating the Property and include real estate taxes, repairs and maintenance, insurance, and other property expenses that are expected to continue in the ongoing operations of the Property. Real estate taxes and insurance comprise $612,240 and $55,146 of total property operating expense for the year ended December 31, 2019, respectively. Expenditures for repairs and maintenance are expensed as incurred.

4

PASSCO AUTUMN BREEZE DST

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2019

Note 3 – Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates, judgements and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period presented. The estimates, judgements and assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances. Actual results may differ from those estimates under different assumptions and conditions.

Note 4 – Commitments and Contingencies

The Property is presently not subject to material litigation nor, to management’s knowledge, is any material litigation threatened against the Property.

Note 5 – Subsequent Events

Management has evaluated subsequent events through May 18, 2020, the date the Historical Summary was available to be issued.

5

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On March 17, 2020, Lightstone Value Plus Real Estate Investment Trust V, Inc. (the “Company”), through wholly owned subsidiaries, completed the acquisition of a 280-unit multifamily property located in Noblesville, Indiana (the “Autumn Breeze Apartments”) from an unrelated third party, for an aggregate purchase price of approximately $43.0 million, excluding closing and other related transaction costs. In connection with the acquisition, the Company paid the Advisor an aggregate of approximately $0.8 million in acquisition fees and acquisition expense reimbursements.

The Company determined this acquisition was an asset acquisition and allocated the total purchase price, including acquisition fees and expenses, to the assets acquired based on their relative fair value. Approximately $7.2 million was allocated to land and improvements, $36.0 million was allocated to building and improvements, and $0.6 million was allocated to in-place lease intangibles.

On March 31, 2020, the Company entered into a ten-year $29.9 million non-recourse mortgage loan (the “Autumn Breeze Apartments Loan”) scheduled to mature on April 1, 2030. The Autumn Breeze Apartments Loan bears interest at 3.39% and requires monthly interest-only payments through March 31, 2023 and monthly principal and interest payments of approximately $0.1 million thereafter, through its stated maturity. The Autumn Breeze Apartments Loan is collateralized by the Autumn Breeze Apartments and is non-recourse to the Company. In connection with the Autumn Breeze Apartments Loan, the Company paid the Advisor an aggregate of approximately $0.3 million in financing fees.

On December 23, 2019, the Company and an unaffiliated third party, (the “Gardens Medical Pavilion Buyer”) entered into a purchase and sale agreement (the “Gardens Medical Pavilion Agreement”) pursuant to which the Company would dispose of the Gardens Medical Pavilion to the Gardens Medical Pavilion Buyer for an aggregate contractual sales price of $24.3 million.

As of December 31, 2019, the Gardens Medical Pavilion met the criteria to be classified as held for sale and therefore, its associated assets and liabilities are classified as held for sale in the consolidated balance sheet as of December 31, 2019.

On January 15, 2020, the Company completed the disposition of the Gardens Medical Pavilion for a contractual sales price of $24.3 million.  In connection with the disposition of the Gardens Medical Pavilion, the Company recognized a gain on the sale of investment property of approximately $5.5 million during the first quarter of 2020. Approximately $12.6 million of the proceeds were used towards the repayment in full of a mortgage loan secured by the Gardens Medical Pavilion.

The disposition of the Gardens Medical Pavilion did not qualify to be reported as discontinued operations since it did not represent a strategic shift that had a major effect on the Company’s operations and financial results.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2019 is based on the Company’s historical consolidated balances as of December 31, 2019 after giving effect to the disposal of the Gardens Medical Pavilion and reflects the Company’s acquisition of the Autumn Breeze Apartments and related financing as if they had occurred on December 31, 2019.  The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2019 gives effect to the disposal of the Gardens Medical Pavilion and is presented as if the Company’s acquisition of the Autumn Breeze Apartments and related financing had been completed as of January 1, 2019.

The pro forma condensed consolidated balance sheet and statement of operations should be read in conjunction with the historical financial statements and notes thereto as filed in our Annual Report on Form 10-K for the year ended December 31, 2019 and with financial information and notes thereto of the Autumn Breeze Apartments filed herein.

The pro forma condensed consolidated balance sheet and statement of operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had we completed the above transactions on January 1, 2019, nor does it purport to represent our future operations.  In addition, the unaudited condensed consolidated pro forma financial information is based upon available information and upon assumptions and estimates, some of which are set forth in the notes to the unaudited pro forma condensed consolidated financial statements, which we believe are reasonable under the circumstances.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2019

(Amounts in thousands)

	Lightstone Value Plus Real Estate Investment Trust V, Inc. (a)	Autumn Breeze Apartments (b)	Gardens Medical Pavilion (c)	Pro Forma

Assets

Net investment property	$229,086	$43,200	$-	$272,286
Cash and cash equivalents	15,640	(14,500)	24,300	12,173
			(627)
			(12,640)
Note receivable, net	10,423	-	-	10,423
Other assets	10,666	600	-	11,266
Assets held for sale	40,807	-	(18,192)	22,615

Total Assets	$306,622	$29,300	$(7,159)	$328,763

Liabilities and Stockholders' Equity
Notes payable, net	$183,788	$29,300	$-	$213,088
Accounts payable and accrued and other liabilities	5,820	-	-	5,820
Liabilities held for sale	13,915	-	(12,640)	1,275

Total liabilities	203,523	29,300	(12,640)	220,183

Total Company stockholders' equity	102,621	-	5,481	108,102
Noncontrolling interests	478	-	-	478

Total Stockholder's Equity	103,099	-	5,481	108,580

Total Liabilities and Stockholders' Equity	$306,622	$29,300	$(7,159)	$328,763

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

(Amounts in thousands, except per share data)

	Lightstone Value Plus Real Estate Investment Trust V, Inc. (d)	Autumn Breeze Apartments (e)	Gardens Medical Pavilion (f)	Pro Forma Adjustments		Pro Forma

Rental revenues	$37,173	$3,826	$(2,306)	$-		$38,693

Expenses
Property operating expenses	12,721	1,219	(702)	49	(g)	13,287
Real estate taxes	5,181	612	(320)	-		5,473
General and administrative	6,283	-	(41)	306	(h)	6,548
Depreciation and amortization	13,196	-	(1,093)	61	(i)	13,971
				1,807	(j)
Total operating expenses	37,381	1,831	(2,156)	2,223		39,279

Operating loss	(208)	1,995	(150)	(2,223)		(586)

Interest expense, net	(9,221)	-	685	(1,028)	(i)	(9,564)
Other income, net	2,228	-	(20)	-		2,208
Net loss	(7,201)	1,995	515	(3,251)		(7,942)
Net loss attributable to noncontrolling interests	92	-	(46)	-		46
Net loss attributable to the Company's shares	$(7,109)	$1,995	$469	$(3,251)		$(7,896)
Weighted average shares outstanding:
Basic and diluted	22,887					22,887
Basic and diluted loss per share	$(0.31)					$(0.34)

The accompanying notes are an integral part of these pro forma unaudited condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 (Dollars in thousands unless otherwise indicated)

1.	Basis of Pro Forma Presentation

The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed consolidated financial statements of the Company and the Autumn Breeze Apartments and have been prepared based on the historical balance sheet of the Company as of December 31, 2019 and the historical consolidated statement of operations for the Company and the statement of revenues and certain expenses for the Autumn Breeze Apartments, both for the year ended December 31, 2019. Certain reclassifications have been made to the historical balances and operating results of the Autumn Breeze Apartments to conform to the Company’s presentation.

The Company and the Autumn Breeze Apartments employ accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management's opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of the Company and the Autumn Breeze Apartments have been made.

The ongoing activity presented in these pro forma condensed consolidated financial statements represents the Company’s assets, liabilities, revenues and expenses that include ownership of the Autumn Breeze Apartments and exclude the ownership of the Gardens Medical Pavilion. This pro forma financial information is presented for illustrative purposes only, and is not necessarily indicative of the consolidated operating results and consolidated financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of the operating results and financial position that may occur in the future.

2.	Pro Forma Assumptions

Pro forma adjustments:

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared as if the acquisition of the Autumn Breeze Apartments and related financing and the disposal of the Gardens Medical Pavilion were completed on December 31, 2019 for balance sheet purposes and January 1, 2019 for statement of operations purposes and reflect the following pro forma adjustments:

a.	Reflects the Company’s historical balance sheet as of December 31, 2019.

b.	Reflects the purchase of the Autumn Breeze Apartments and related financing, as if they had occurred on December 31, 2019. The adjustment includes recording the property at its cost and approximately $0.8 million in acquisition fees and $0.6 million in debt financing fees as follows:

	Debit	Credit
Net investment property	$43,200	$-
Cash	-	14,500
Other assets	600	-
Notes payable, net	-	29,300

	$43,800	$43,800

c.	Reflects the disposition of the Gardens Medical Pavilion, as if it occurred on December 31, 2019. The adjustment includes the removal of assets and liabilities held for sale and the repayment of the mortgage loan collateralized by the Gardens Medical Pavilion, as follows:

	Debit	Credit
Cash	$24,300	$13,267
Assets held for sale	-	18,192
Liabilities held for sale	12,640
Total Company stockholders’ equity	-	5,481

	$36,940	$36,940

d.	Reflects the Company’s historical operations.

e.	Reflects the historical revenues and certain operating expenses of Autumn Breeze Apartments.

f.	Reflects the historical operations of the Gardens Medical Pavilion.

g.	Reflects the additional property management fees associated with the current management of Autumn Breeze Apartments, for a fee of 3.5% of annual gross revenues, as defined in the property management agreement.

h.	Reflects the inclusion of a monthly asset management fee associated with Autumn Breeze Apartments, based on one-twelfth of 0.7% of the contractual purchase price.

i.	Reflects the anticipated interest expense ($1,028) and amortization of debt financing fees ($61) associated with the mortgage loan entered into for the Autumn Breeze Apartments. The Loan, with a current balance of $29.3 million, net of debt financing fees of $0.6 million, bears interest at 3.39%.

j.	Reflects the depreciation and amortization of Autumn Breeze Apartments using the straight-line method over the estimated useful life of 39 years for buildings, 15 years for land improvements, 15 years for site improvements, and 1 year for in-place lease intangibles.

For the Year Ended
December 31, 2019

Depreciation expense	$1,165
Amortization expense	642

Total	$1,807

3.	Unaudited Pro Forma Earnings Per Share Data

The Company had no potentially dilutive securities outstanding during the periods presented. Accordingly, pro forma earnings per share is calculated by dividing net income attributable to the Company’s common shareholders by the weighted-average number of shares of common stock outstanding during the applicable period.